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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB into the Company's previously filed Registration Statements No. 333-4386 and 333-2190.



                                        /s/ Arthur Andersen LLP


Seattle, Washington
June 17, 1999